                                                                    EXHIBIT 3.75

     SECRETARY OF STATE                      DOCKET NUMBER          : 032170128
   CORPORATIONS DIVISION                     CONTROL NUMBER         : H001630
       315 WEST TOWER                        DATE INC /AUTH /FILED  : 03/23/1970
#2 MARTIN LUTHER KING, JR. DR.               JURISDICTION           : GEORGIA
 ATLANTA, GEORGIA 30334-1530                 PRINT DATE             : 08/05/2003
                                             FORM NUMBER            : 215

PATTIE HARDY
CT CORPORATION SYSTEM
1201 PEACHTREE STREET, N.E.
ATLANTA, GA 30361

                                 CERTIFIED COPY

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

                              U-HAUL CO. OF GEORGIA
                         A DOMESTIC PROFIT CORPORATION

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the date set forth above its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia.

This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

                                                     /s/ Cathy Cox
                                                     ------------------
[SEAL]                                                  Cathy Cox
                                                    Secretary of State

      SECRETARY OF STATE                        DOCKET NUMBER     : 941800367
BUSINESS SERVICES AND REGULATION                CONTROL NUMBER    : 7001630
     SUITE 315, WEST TOWER                      EFFECTIVE DATE    : 06/28/1994
  2 MARTIN LUTHER KING JR. DR.                  REFERENCE         : 0045
 ATLANTA, GEORGIA   30334-1530                  PRINT DATE        : 07/11/1994
                                                FORM NUMBER       : 611

U-HAUL INTERNATIONAL
BLANCHE I. PASSOLT
P. O. BOX 21502
PHOENIX AZ 85036-1502

                      CERTIFICATE OF NAME CHANGE AMENDMENT

I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

                               U-HAUL CO. GEORGIA
                         A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the office of the Secretary of State changing its name to

                             U-HAUL CO. OF GEORGIA

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

                                                      /s/ Max Cleland
                                                      MAX CLELAND
                                                      SECRETARY OF STATE

                                                      /s/ Verley J. Spivey
                                                      VERLEY J. SPIVEY
[SEAL]                                                DEPUTY SECRETARY OF STATE

SECURITIES         CEMETERIES        CORPORATIONS         CORPORATIONS HOT LINE
 656-2894           656-3079           656-2817               4O4-656-2222
                                                          Outside Metro-Atlanta

                              ARTICLES OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                               U-HAUL CO. GEORGIA

Gary V. Klinefelter and John A. Lorentz being first duly sworn, upon their oath depose and say:

1. That they are the Secretary and Assistant Secretary respectively of U-Haul Co. Georgia, a Georgia corporation.

2. That at a meeting of the Board of Directors of said corporation, duly held at Phoenix, Arizona on June 20, 1994, the following resolution was adopted.

         "RESOLVED, that Article I of the Articles of Incorporation of this corporation be amended to read as follows:

         The name of the corporation is: U-HAUL CO. OF GEORGIA.

3. That the shareholders have adopted said amendment by resolution at a meeting held at Phoenix, Arizona on June 20, 1994. That the wording of the amended article, as set forth in the shareholder's resolution is the same as the set forth in the directors resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500 and the total number of shares entitled to vote on or consent to said amendment is 500.

                                                /s/ Gary V. Klinefelter
                                                --------------------------------
                                                Gary V. Klinefelter,  Secretary

                                                /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz,  Assistant
                                                Secretary

                                                            (STAMP)

      SECRETARY OF STATE                 TRANSACTION NUMBER : 91045040
BUSINESS SERVICES AND REGULATION         CHARTER NUMBER     : 7001630
     SUITE 315, WEST TOWER               DATE INCORPORATED  : 05/09/[ILLEGIBLE]
  2 MARTIN LUTHER KING JR. DR.           EFFECTIVE DATE     : 01/24/91
 ATLANTA, GEORGIA 30334-1530             EXAMINER           : SANDRA [ILLEGIBLE]
                                         TELEPHONE          : 404-656-0624

         REQUESTED BY

         U-HAUL INTERNATIONAL
         BLANCHE I. PASSOLT
         P.O. BOX 21502
         PHOENIX, AZ 85036

                             CERTIFICATE OF MERGER

         I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Geogia do hereby certify, under the seal of my office; that articles of merger have been duly filed on the effective date set forth above, merging

                                  [ILLEGIBLE]

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 17th day of January, 1991, entered into by U-Haul Co. of Georgia, a Georgia corporation, the surviving corporation and Atlanta Mfg. Co. Inc. Georgia GRI Mfg. Co., and U-Haul Co. of Southern Georgia, all Georgia corporations, and the absorbed Corporations, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Georgia which laws permit such merqers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                 NUMBER OF
                   NUMBER OF       SHARES       NUMBER   NUMBER
    COMPANY         SHARES        ENTITLED      VOTED     VOTED
      NAME        OUTSTANDING     TO VOTE        FOR     AGAINST
----------------  -----------    ---------      ------   -------
U-HAUL CO. OF
GEORGIA               500           500           500       -0-

ATLANTIA MFG.
CO., INC.              50            50            50       -0-

GEORGIA GRI MFG.
CO.                    50            50            50       -0-

U-HAUL CO. OF
SOUTHERN GEORGIA      500           500           500       -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Georgia to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Georgia.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                      VIII

         The effective date of the merger shall be January 1, 1991.

                               Surviving Corporation: U-HAUL CO. OF
                                                      GEORGIA, a Georgia
                                                      Corporation

                               By:    /s/ John A. Lorentz
                                   ---------------------------------------------
                                      John A. Lorentz, President

Verified

By:    /s/ Gary V. Klinefelter
    ---------------------------------------------
       Gary V. Klinefelter, Secretary

                         Absorbed Corporations: ATLANTA MFG. CO. INC.
                                                GEORGIA GRI MFG. CO.
                                                U-HAUL CO. OF SOUTHERN
                                                GEORGIA, all Georgia
                                                Corporations

                               By:    /s/ John A. Lorentz
                                   ---------------------------------------------
                                      John A. Lorentz, President

Verified

By:    /s/ Gary V. Klinefelter
    ---------------------------------------------
       Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this [ILLEGIBLE] day of January, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of Georgia, a Georgia Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                 /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                                    NOTARY PUBLIC

        (NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this [ILLEGIBLE] day of January, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of Atlanta Mfg. Co. Inc., Georgia GRI Mfg. Co., and U-Haul Co. of Southern Georgia, all Georgia Corporations, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                 /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                                    NOTARY PUBLIC

        (NOTARY SEAL)

                                NOTICE OF MERGER

         Notice is given that articles or a certificate of merger which will effect a merger by and between U-Haul Co. of Georgia and Atlanta Mfg. Co., Inc., Georgia GRI Mfg. Co., and U-Haul Co. of Southern Georgia, all Georgia corporations will be delivered to the Secretary of State for filing in accordance with the Georgia Business Corporation Code. The name of the surviving corporation in the merger will be U-Haul Co. of Georgia, a corporation incorporated in the state of Georgia. The registered office of such corporation is located at 2 Peachtree street, N. W., Atlanta, Georgia and its registered agent at such address is C. T. Corporation System.

                                          /s/ John A. Lorentz
                                      ------------------------------------------
                                          John A. Lorentz, President

       SECRETARY OF STATE                     TRANSACTION NUMBER  : 90324181
BUSINESS SERVICES AND REGULATION              CONTROL NUMBER      : 7001630
     SUITE 315, WEST TOWER                    DATE INCORPORATED   : 05/09/73
  2 MARTIN LUTHER KING JR. DR.                DATE AMENDED        : 11/19/90
  ATLANTA, GEORGIA 30334-1530                 EXAMINER            : JACKIE SLATE
                                              TELEPHONE           : 404-656-2640

         REQUESTED BY:

         BLANCHE I. PASSOLT
         U-HAUL INTERNATIONAL
         2727 N. CENTRAL AVE.,POB 21502
         PHOENIX, AZ 85036-1502

                            CERTIFICATE OF AMENDMENT

                  I, MAX CLELAND, Secretary of State and Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that the articles of incorporation of

                         "U-HAUL CO. OF WESTERN GEORGIA"

         have been duly amended under the laws of the State of Georgia, changing its name to

                              "U-HAUL CO. GEORGIA"

         by the filing of articles of amendment in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true and correct copy of said articles of amendment.

                  WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

         DATE: DECEMBER 11, 1990

                                                  /s/ Max Cleland
                                                  ---------------------
[SEAL]                                            MAX CLELAND
                                                  SECRETARY OF STATE

SECURITIES         CEMETERIES          CORPORATIONS        CORPORATIONS HOT-LINE
 656-2894           656-3079             656-2817               404-656-2222
                                                           Outside Metro-Atlanta

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                         U-HAUL CO. OF WESTERN GEORGIA

STATE OF ARIZONA

COUNTY OF MARICOPA

John A. Lorentz and Gary V. Klinefelter being first duly sworn, upon their oath depose and say:

1. That they are the President and Secretary respectively of U-HAUL CO. OF WESTERN GEORGIA, a Georgia corporation.

2. That at a meeting of the Board of Directors of said corporation, duly held at Phoenix, Arizona on October 25, 1990, they following resolution was adopted.

"RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

The name of the corporation is U-HAUL CO. GEORGIA.

3. That the shareholders have adopted said amendment by resolution at a meeting held at Phoenix, Arizona on October 25, 1990. That the wording of the amended article, as set forth in the shareholder's resolution is the same as the set forth in the directors' resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500 and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                               /s/ John A. Lorentz
                                              ----------------------------------
                                               John A. Lorentz, President

                                               /s/ Gary V. Klinefelter
                                              ----------------------------------
                                               Gary V. Klinefelter, Secretary


(STAMP)

STATE OF ARIZONA

COUNTY OF MARICOPA

On this 25th day of October, 1990, before me, a Notary Public personally appeared John A. Lorentz and Gary V. Klinefelter, know by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ BLANCHE L. PASSOLT
                                      ------------------------------------------
                                              Notary Public

(NOTARIAL SEAL)

                                  CERTIFICATION

         I, John A. Lorentz, being the duly elected and acting President of U-Haul Co. of Western Georgia, a Georgia corporation, hereby certify that the Notice of Amendment was sent to Fulton County Daily Report, at 190 Prior Street, S.W., Atlanta, Georgia 30303 along with our $60.00 check.

DATE: December 4, 1990

                                               /s/ John A. Lorentz
                                            ------------------------------------
                                               John A. Lorentz, President

       SECRETARY OF STATE                    FORM NUMBER        : NR
BUSINESS SERVICES AND REGULATION             CERTIFICATE DATE   : 11/08/90
     SUITE 315, WEST TOWER                   DOCKET NUMBER      : 90312211
  2 MARTIN LUTHER KING JR. DR.               EXAMINER           : STACY GILLEY
   ATLANTA,GEORGIA 30334-1530                TELEPHONE          : 404-656-3173

         REQUESTED BY:

         BLANCHE I. PASSOLT/UHAUL INTER
         P.O. BOX 21502
         PHOENIX        AZ 25036

                          NAME RESERVATION CERTIFICATE

                  THE RECORDS OF THE SECRETARY OF STATE HAVE BEEN REVIEWED AND THE FOLLOWING NAME IS NOT IDENTICAL TO, AND APPEARS TO BE DISTINGUISHABLE FROM, THE NAME OF ANY OTHER EXISTING CORPORATION PROFESSIONAL ASSOCIATION, OR LIMITED PARTNERSHIP ON FILE PURSUANT TO THE APPLICABLE PROVISIONS OF GEORGIA LAW. (TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED).

                             "U-HAUL CO. OF GEORGIA"

                  THIS CERTIFICATE SHALL BE VALID FOR A NONRENEWABLE PERIOD OF NINETY (90) DAYS FOR PROFIT AND NONPROFIT CORPORATIONS, PROFESSIONAL ASSOCIATIONS (DP, FP, DN, FN, & PA), OR LIMITED PARTNERSHIPS ([ILLEGIBLE] OR 7F), FROM THE DATE OF THIS CERTIFICATE. PLEASE SUBMIT THE ORIGINAL CERTIFICATE (WHITE COPY) WITH THE ARTICLES OF INCORPORATION, CERTIFICATE OF LIMITED PARTNERSHIP, APPLICATION FOR PROFESSIONAL ASSOCIATION OR CERTIFICATE OF AUTHORITY TO TRANSACT BUSINESS

                  NAME RESERVATIONS ARE NOT RENEWABLE AFTER EXPIRATION OF THE STATUTORY RESERVATION PERIOD SET OUT ABOVE.

                                               /s/ Max Cleland
                                               ---------------
[SEAL]                                         MAX CLELAND
                                               SECRETARY OF STATE

SECURITIES        CEMETERIES         CORPORATIONS         CORPORATIONS HOT-LINE
 656-2894          656-3079            656-2817                404-656-2222
                                                          Outside Metro-Atlanta

     SECRETARY OF STATE                      TRANSACTION NUMBER   : 89139461
BUSINESS SERVICES AND REGULATION             CHARTER NUMBER       : 7001630
    SUITE 306, WEST TOWER                    DATE INCORPORATED    : 05/09/73
 2 MARTIN LUTHER KING JR. DR.                EFFECTIVE DATE       : 04/24/89
 ATLANTA, GEORGIA [ILLEGIBLE]                EXAMINER             : JACKIE SLATE
                                             TELEPHONE            : 404/656-2811


         MAILED TO:
         U-HAUL INTERNATIONAL
         P.O. BOX 21502
         PHOENIX, AZ 84036

                              CERTIFICATE OF MERGER

                  I, MAX CLELAND, Secretary of State and Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that articles of merger have been duly filed on the effective date set forth above, merging

                  "ATLANTA RENTAL EQUIPMENT REPAIR SHOP, INC."
                             a Georgia Corporation
                                  with and into
             "U-HAUL CO. OF WESTERN GEORGIA", a Georgia corporation

         and the fees therefor paid as provided by law, and that attached hereto is a true and correct copy of said articles of merger.

                  WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

         DATE: MAY 30, 1989

                                                    /s/ Max Cleland
                                                    ---------------
                                                    MAX CLELAND
                                                    SECRETARY OF STATE

[SEAL]                                              /s/ H. Wayne Howell
                                                    -------------------
                                                    H. WAYNE HOWELL
                                                    DEPUTY SECRETARY OF STATE

SECURITIES         CEMETERIES       CORPORATIONS          CORPORATIONS HOT-LINE
 656-2894           656-3079        [ILLEGIBLE]               404-656-2222

                        PLAN/AGREEMENT/ARTICLES OF MERGER

                  This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 18th day of January, 1989, entered into by U-Haul Co. of Western Georgia, the Surviving corporation and Atlanta Rental Equipment Repair Shop, Inc., the Absorbed Corporation, both corporations of the State of Georgia and together referred to as the Constituent Corporations hereby witnesseth that:

                  The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the state of Georgia, which laws permit such merger.

                  NOW THEREFORE, the parties hereto do agree as follows:

                                        I

                  The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective data of the merger.

                                       II

                  The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 300 Peters St. S.W., Atlanta, GA [ILLEGIBLE].

                                      III

                  The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                           (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                           (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

                  The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                    NUMBER OF    NUMBER OF  NUMBER  NUMBER
    COMPANY          SHARES       SHARES    VOTED    VOTED
     NAME          OUTSTANDING   ENTITLED    FOR    AGAINST
                                  TO VOTE
-----------------  -----------   ---------  ------  -------
Atlanta Rental        4000         4000      4000      0
Equipment
Repair Shop, Inc.

U-Haul Co. of         2500         2500      2500      0
Western Georgia

                                        V

                  The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Georgia, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Georgia.

                                       VI

                  The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John
         A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

                  The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         Effective date of Merger March 31, 1989.

                     Surviving Corporation:  U-HAUL CO. OF WESTERN GEORGIA
                                             A Georgia Corporation

                               By: /s/ Gary B. Curtis
                                   ---------------------------------------------
                                   Gary B. Curtis, President

Verified

By: /s/ Trudy Scott
    -----------------------------------------
    Trudy Scott, Secretary

                     Absorbed Corporation:   Atlanta Mfg. Co., Inc.
                                             A Georgia Corporation

                               By: /s/ Russell E. Collins
                                   ---------------------------------------------
                                   Russell E. Collins, President

Verified

By: /s/ Dorthea J. Burnam
    -----------------------------------------
    Dorthea J. Burnam, Secretary

STATE OF GEORGIA
COUNTY OF [ILLEGIBLE]

         On this 9 day of March 1989, before me, the undersigned Notary Public, personally appeared Gary Curtis, known to me to be the President of U-Haul Co. of Western Georgia, a Georgia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                         /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF ARIZONA
COUNTY OF MARICOPA

         On this    day of    , 1989, before me, the undersigned Notary public,
personally appeared Russell E. Collins, known to me to be the President of Atlanta Rental Equipment Repair Shop, Inc. a Georgia corporation, that he is the person who executed this instrument behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                         _______________________________________
                                         NOTARY PUBLIC

         [NOTARY SEAL]

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                          U-HAUL CO. OF WESTERN GEORGIA

                              A GEORGIA CORPORATION

                                                        January 18, 1989

         The undersigned, constituting all the members of the Board of Directors of U-Haul Co. of Western Georgia, a Georgia corporation, hereby consent to and adopt the following resolutions:

         RESOLVED: That this corporation does hereby agree to and approve the Plan of Merger between this corporation and Atlanta Rental Equipment Repair Shop, Inc., whereby this corporation shall be the surviving corporation, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

         RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to execute on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and

         RESOLVED: That said Plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said plan.

                                                /s/ Gary Curtis
                                                --------------------------------
                                                Gary Curtis, Director

                                                /s/ Russell Collins
                                                --------------------------------
                                                Russell Collins, Director

                                                /s/ Mike Sweeney
                                                --------------------------------
                                                Mike Sweeney, Director

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                   ATLANTA RENTAL EQUIPMENT REPAIR SHOP, INC.

                              A GEORGIA CORPORATION

                                                        January 18, 1989

         The undersigned, constituting all the members of the Board of Directors of Atlanta Rental Equipment Repair Shop, Inc., a Georgia corporation, hereby consent to and adopt the following resolutions:

         RESOLVED: That Atlanta Rental Equipment Repair Shop, Inc., does hereby agree to and approve the Plan of Merger between this corporation and U-Haul of Western Georgia, whereby this corporation shall be absorbed into U-Haul Co. of Western Georgia, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

         RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to execute on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and be it further

         RESOLVED: That said Plan be submitted to the [ILLEGIBLE] shareholder of this corporation for the purpose of considering the approval of said Plan.

                                              /s/ Russell E. Collins
                                              ----------------------------------
                                              Russell E. Collins, Director

                                              /s/ Gary B. Curtis
                                              ----------------------------------
                                              Gary B. Curtis, Director

                                              /s/ Diane Sweeney
                                              ----------------------------------
                                              Diane Sweeney, Director

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                         U-HAUL CO. OF WESTERN GEORGIA

                                       AND

                   ATLANTA RENTAL EQUIPMENT REPAIR SHOP, INC.

                            BOTH GEORGIA CORPORATIONS

                                                        January 18, 1988

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Western Georgia, Inc., and Atlanta Rental Equipment Repair Shop, Inc., does hereby approve and adopt the Plan of Merger between said corporations, whereby Atlanta Rental Equipment Repair Shop, Inc., shall be absorbed into U-Haul Co. of Western Georgia, the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                                    AMERCO, a Nevada Corporation

                                                    BY: /s/ John M. Dodds
                                                        ------------------------
                                                        John M. Dodds

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 28th day of June, 1988, entered into by U-Haul Co. of Western Georgia, the Surviving Corporation, and Mover World of Georgia, Inc., the Absorbed Corporation, both corporations of the State of Georgia, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Georgia, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporations's principal office. The location of that office is 300 Peters St. S.W., Atlanta, GA. 30313.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                          NUMBER OF     NUMBER OF    NUMBER     NUMBER
    COMPANY                SHARES        SHARES      VOTED       VOTED
     NAME                OUTSTANDING    ENTITLED      FOR       AGAINST
                                         TO VOTE
----------------         -----------    ---------    ------     -------
Movers World of
   Georgia                   100           100         100         0

U-Haul Co. of
Western Georgia              500           500         500         0

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Georgia, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Georgia.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                      VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                  Surviving Corporation:     U-HAUL CO. OF WESTERN GEORGIA
                                             a Georgia Corporation

                                        By:  /s/ Gary Curtis
                                             ----------------------------------
                                             Gary Curtis, President

Verified

By: /s/ Patricia Curtis
   -------------------------------------
   Patricia Curtis, Secretary

                  Absorbed Corporation:      MOVERS WORLD OF GEORGIA, INC.
                                             a Georgia Corporation

                                         BY: /s/ John M. Dodds
                                             -----------------------------------
                                             John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    ------------------------------------
    John A. Lorentz, Secretary

STATE OF  GEORGIA
COUNTY OF FULTON

         On this 11th day of August, 1988, before me, the undersigned Notary Public, personally appeared Gary Curtis, known to me to be the President of U-Haul Co. of Western Georgia, a Georgia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

         (NOTARY SEAL)                  /s/ [ILLEGIBLE]
                                        ---------------------------
                                        NOTARY PUBLIC

STATE OF ARIZONA
COUNTRY OF MARICOPA

         On this 3rd day of August, 1988, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Movers World of Georgia, Inc., a Georgia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

         (NOTARIAL SEAL)                /s/ [ILLEGIBLE]
                                        ---------------------------
                                        NOTARY PUBLIC

                                              My Commission Expires Feb. 6, 1990

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                          U-HAUL CO. OF WESTERN GEORGIA

                                       AND

                          MOVERS WORLD OF GEORGIA, INC.

                            BOTH GEORGIA CORPORATIONS

                                                       June 28, 1988

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

                           RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Western Georgia, and Movers World of Georgia, does hereby approve and adopt the Plan of Merger between said corporations, whereby Movers World of Georgia, shall be absorbed into U-Haul Co. of Western Georgia [ILLEGIBLE] surviving corporation, all in accordance with the Plan of Kerger, and be it further

                           RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

                           BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole Shareholder of the plan of Merger, or within the Articles of Merger.

                                           AMERCO, a Nevada corporation

                                           By: /s/ John M. Dodds
                                              ---------------------------------
                                                John M. Dodds

STATE OF GEORGIA

COUNTY OF FULTON

         I, BARBARA J. PRICE, Clerk of the Superior Court of Fulton County. Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of

U-HAUL CO. OF EASTERN GEORGIA and U-HAUL CO. OF WESTERN GEORGIA

for      ARTICLES OF MERGER OF U-HAUL CO. OF EASTERN GEORGIA into U-HAUL
         CO. OF WESTERN GEORGIA with surviving corporation to be U-HAUL CO. OF WESTERN GEORGIA.

and the Order of Court thereon allowing same, all of which appears of file

[ILLEGIBLE]                      Given under my hand and seal of Office

                                 This the 20th day of October, 1975.

                                 /s/ BARBARA J. PRICE
                                 ----------------------------------------------
                                      CLERK OF SUPERIOR COURT
                                      FULTON COUNTY, GEORGIA

                             PUBLISHER'S AFFIDAVIT

STATE OF GEORGIA-------County of Fulton.

Before me, the undersigned, a Notary Public, this day Personally came Becky Busby, who, being first duly sworn, according to law, says that she is an agent of the Atlanta Newspapers Inc., publishers of the Atlanta Constitution, a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Incorporation Articles of Amendment Articles of Merger Articles of Intent to Dissolve to merge the U-Haul Company of Eastern Georgia with the U-Haul Company of Western Georgia.

                                 /s/ Becky Busby
                                 -------------------------------------
                                 Becky Busby

Subscribed and sworn to before me this 26th day of October, 1975

                                  [ILLEGIBLE]

IN THE MATTER OF THE MERGER       )
                                  )
OF U-HAUL CO. OF EASTERN GEORGIA  )
                                  )            ORDER
(ABSORBED CORPORATION) AND U-HAUL )
                                  )
CO. OF WESTERN GEORGIA (SURVIVOR) )
                                  )

         The application to merge the within corporations incorporated under the names U-Haul Co. of Eastern Georgia and U-Haul Co. of Western Georgia, both Georgia corporations, having been read and considered; it appearing that said application is within the purview and intention of the laws applicable thereto and that all said laws have been fully complied with in accordance with the applicable provisions of the Georgia Business Corporation Code;

         IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that said application be, and the same is hereby granted, and U-Haul Co. of Western Georgia, the Surviving Corporation, is hereby granted the issuance of a Certificate of Merger in accordance with the terms and conditions contained in said application.

Dated: This 20th day of October, 1975.

                                 /s/ [ILLEGIBLE]
                                 -------------------------------------------
                                 Judge,________________Superior Court
                                        _______________County
to vest or perfect such rights in the surviving Corporation and otherwise to carry out the provisions hereof and, the Absorbed Corporation hereby assigns to the Surviving Corporation all right, title and interest in any and all U-Haul Dealership Contracts.

                                       IV

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended.

                                        V

         Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of State of Georgia to consummate and make effective the merger subject, however, to the consent of their sole stockholder, and the directors of each Constituent Corporation are authorised and directed to perform all actions required for accomplishing and filing this Plan of Merger.

         IN WITNESS WHEREOF the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and sole shareholder, hereby enter into this Plan of Merger executed and sealed this 20th day of October, 1975.

                  Surviving Corporation: U-Haul Co. of Western Georgia,
                                         a Georgia corporation

                                 By: /s/ [ILLEGIBLE]
                                     ------------------------------------------
(CORPORATE SEAL)                     President

Attest:

/s/ [ILLEGIBLE]
-----------------------------
Secretary

                  Absorbed Corporation:  U-Haul Co. of Eastern Georgia,
                                         a Georgia corporation

                                 By: /s/ [ILLEGIBLE]
                                     ------------------------------------------
(CORPORATE SEAL)                     President

Attest:

                                   DUPLICATE

                            [STATE OF GEORGIA LOGO]

                          OFFICE OF SECRETARY OF STATE

I, BEN W. FORTSON, JR. SECRETARY OF STATE OF THE STATE OF GEORGIA, DO HEREBY CERTIFY THAT
"U-HAUL CO. OF WESTERN GEORGIA" AND "U-HAUL CO. OF EASTERN GEORGIA", BOTH CORPORATIONS OF THE STATE OF GEORGIA, WERE ON THE 20TH DAY OF OCTOBER, 1975, DULY MERGED UNDER THE LAWS OF THE STATE OF GEORGIA BY THE SUPERIOR COURT OF FULTON COUNTY INTO "U-HAUL CO. OF WESTERN GEORGIA", THE RESULTING CORPORATION, IN ACCORDANCE WITH THE CERTIFIED COPY HERETO ATTACHED AND THAT THE ORIGINAL ARTICLES OF MERGER HAVE BEEN DULY FILED IN THE OFFICE OF THE SECRETARY OF STATE AND THE FEES PAID THEREFOR, AS PROVIDED BY LAW.

                           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capital, in the City of Atlanta, this 20th day of OCTOBER in the year of our Lord One Thousand Nine Hundred and Seventy FIVE and of the Independence of the United States of America the Two Hundredth.

                                 /s/ Ben W. Fortson Jr.
                                 ----------------------------------------------
                                 SECRETARY OF STATE, EX-[ILLEGIBLE] CORPORATION COMMISSIONER OF THE STATE OF GEORGIA.

                               ARTICLES OF MERGER

                                       OF

                          U-HAUL CO. OF EASTERN GEORGIA

                                      INTO

                          U-HAUL CO. OF WESTERN GEORGIA

                              GEORGIA CORPORATIONS

                                        I

         The name of the Surviving Corporation is U-Haul Co. of Western Georgia.

                                       II

         The name of the Absorbed Corporation is U-Haul Co. of Eastern Georgia.

                                      III

         The plan of merger attached hereto and by reference incorporated herein was approved by the Boards of Directors and the sole shareholder of each of the corporations in the manner provided under the laws of the State of Georgia.

                                       IV

         The number of shares outstanding, the number of shares entitled to vote for the Plan of Merger and the number of shares voted for and against the Plan as to each corporation was as follows:

         U-Haul Co. of Western Georgia:

NUMBER OF SHARES      NUMBER OF SHARES       NUMBER             NUMBER
 OUTSTANDING          ENTITLED TO VOTE      VOTED FOR        VOTED AGAINST
----------------      ----------------      ---------        -------------
      500                  500                 500               -0-

         U-Haul Co,. of Eastern Georgia:

Number of Shares      Number of Shares       Number             Number
  Outstanding         Entitled to Vote      Voted For        Voted Against
----------------      ----------------      ---------        -------------
      500                  500                 500              -0-

         IN WITNESS WHEREOF the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and their sole shareholder, hereby execute the Articles of Merger this 20th day of October, 1975.

                  Surviving Corporation:    U-Haul Co. of Western Georgia,
                                            a Georgia corporation

                                 By: /s/ [ILLEGIBLE]
                                     ------------------------------------------
(Corporate Seal)                     President

Attest:

/s/ [ILLEGIBLE]
-----------------------------
Secretary

                  Absorbed Corporation:  U-Haul Co. of Eastern Georgia,
                                         a Georgia corporation

                                 By: /s/ [ILLEGIBLE]
                                     ------------------------------------------
(Corporate Seal)                     President

Attest:

/s/ [ILLEGIBLE]
-----------------------------
Secretary

STATE OF GEORGIA                  )
                                  )    ss.
COUNTY OF [ILLEGIBLE]             )

         On this 20 day of October, 1975, did appear before me [ILLEGIBLE] [ILLEGIBLE] and [ILLEGIBLE] who are known by me to be the duly elected
President and Secretary respectively of U-Haul Co. of Western Georgia, a Georgia corporation, and who did subscribe and acknowledge under penalties of perjury the within instruments for the purposes intended.

                                 /s/ [ILLEGIBLE]
                                 ---------------------------
                                 Notary Public

                                 My commission expires [ILLEGIBLE]

(NOTARIAL SEAL)

STATE OF GEORGIA                  )
                                  )   ss.
COUNTY OF [ILLEGIBLE]             )

         On this 20 day of October, 1975, did appear before me [ILLEGIBLE] and [ILLEGIBLE] who are known by me to be the duly elected President and
Secretary respectively of U-Haul Co. of Eastern Georgia, a Georgia corporation, and who did subscribe and acknowledge under penalties of perjury the within instruments for the purposes intended.

                                 /s/ [ILLEGIBLE]
                                 ---------------------------
                                 Notary Public

                                 My commission expires [ILLEGIBLE]

(NOTARIAL SEAL)

                                 PLAN OF MERGER

         THIS PLAN OF MERGER dated this 12th day of September, 1975, entered into by U-Haul Co. of Eastern Georgia, a Georgia corporation, the Absorbed Corporation, and U-Haul Co. of Western Georgia, a Georgia corporation, Surviving Corporation and together with Absorbed Corporation referred to as Constituent Corporations, hereby WITNESSETH THAT:

WHEREAS:

         A majority of the respective Boards of Directors and the sole shareholder of the Constituent Corporations have determined it is advisable that the Absorbed Corporation be merged into Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the State of Georgia which permit such a merger:

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The provisions for handling the shares of stock at the Constituent Corporations are as follows:

         1. All issued and outstanding shares of stock of Absorbed Corporation shall be cancelled.

         2. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       II

         The Surviving Corporation shall pay all expenses of accomplishing the merger.

                                       III

         If the Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of the Absorbed Corporation, or to otherwise carry out the provisions hereof, the proper officers and directors of the Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper

                            (STATE OF GEORGIA LOGO)

                          OFFICE OF SECRETARY OF STATE

I, BEN W. FORTSON, JR., "Secretary of State of the State of Georgia, do hereby certify that

The articles of incorporation of "AMERCO MARKETING COMPANY OF WESTERN GEORGIA" were duly amended changing its name to "U-HAUL CO. OF WESTERN GEORGIA" as set forth in the annexed articles of amendment, dated the 9th day of May, 1973, granted by the Superior Court of Fulton County and filed with the Clerk of that Court on the 9th day of May, 1973; that the original articles of amendment have been duly filed in the office of the Secretary of State and the fees paid therefor, as provided by law.

                           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 9th day of May in the year of our Lord One Thousand Nine Hundred and Seventy three and of the Independence of the United States of America the One Hundred and Ninety-seventh.

                                 /s/ BEN W. FORTSON, JR.
                                 -----------------------------------------------
                                     SECRETARY OF STATE, EX-OFFICIO CORPORATION
                                     COMMISSIONER OF THE STATE OF GEORGIA.


(SEAL)

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                     AMERCO MARKETING CO. OF WESTERN GEORGIA

STATE OF GEORGIA )
                 ) ss:
COUNTY OF DEKALB )

         Carlton Dale Fontenot and Mary Watkins being first duly sworn, upon their oath depose and say:

         1. That they are the President and the Secretary respectively of AMERCO MARKETING CO. OF WESTERN GEORGIA.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Stone Mountain, Georgia on February 21, 1973, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation of this corporation be amended to read as follows:

                           The name of this corporation is U-HAUL CO. OF WESTERN GEORGIA."

         3. That the shareholders of said corporation have adopted said amendment by resolution at a meeting held at Stone Mountain, Georgia on February 21, 1973. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said amendment is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                 /s/ CARLTON DALE FONTENOT
                                 ----------------------------------------
     (CORPORATE SEAL)                Carlton Dale Fontenot, President

ATTEST:

/s/ MARY WATKINS
---------------------------------
    Mary Watkins, Secretary

Page One of Two Pages

STATE OF GEORGIA )
                 ) ss:
COUNTY OF DEKALB )

         On this 11 day of April, 1973, before me, a Notary Public personally appeared Carlton Dale Fontenot and Mary Watkins known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                 /s/ Nancy Ellen Monk
                                 --------------------------------
                                     Notary Public

                                 My commission Expires  1977
                                                       ------

(NOTARIAL SEAL)



                                 Notary Public, Georgia, State at Large
                                 My Commission Expires Jan. 25, 1977




Page Two of Two Pages

                     IN THE SUPERIOR COURT OF FULTON COUNTY

                                STATE OF GEORGIA

                  The petition of the President of Amerco Marketing Company of Western Georgia shows the Court as follows:

                                       1.

                  The Amendment of the Articles of Incorporation of Amerco Marketing Company of Western Georgia, executed by the President, is attached hereto.

                                       2.

                  The certificate of the Secretary of State that the name of U-Haul Company of Western Georgia is available is hereto attached.

                  WHEREFORE, the President prays that the Amendment to the Articles of Incorporation be granted.

                  This 12th day of April, 1973.

                                 /s/ Carlton Dale Fontenot
                                 ------------------------------
                                     CARLTON DALE FONTENOT
                                     President

                                      ORDER

                  The Amendment of the Articles of Incorporation of Amerco Marketing Company of Western Georgia and the certificate of the Secretary of State of Georgia that the name U-Haul Co. of Western Georgia is available having been examined and found lawful;

                  IT IS HEREBY ORDERED that Amerco Marketing Company of Western Georgia is hereby changed to U-Haul Co. of Western Georgia under the laws of the State of Georgia.

                  This 9th day of May, 1973.

                           /s/ [ILLEGIBLE] B. Moore
                           -----------------------------------------------------
                           Judge, Ameritus A.J.C Superior Court of Fulton County



[ILLEGIBLE]

                              PUBLISHER'S AFFIDAVIT

STATE OF GEORGIA
COUNTY OF FULTON

         Before me, the undersigned, a Notary Public, this day personally came JOHN HARRISON, who, being first duly sworn, according to law, says that he is an Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff's advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Amendment to [ILLEGIBLE]

                                                                     [ILLEGIBLE]

Subscribed and sworn to before me this day of May 09, 1973

                                 /s/ [ILLEGIBLE]
                                 ----------------------------------
                                     NOTARY PUBLIC, STATE AT LARGE

                            [STATE OF GEORGIA LOGO]

                          OFFICE OF SECRETARY OF STATE

I, Ben W. Forston, Jr. Secretary of State of the State of Georgia, do hereby certify that based on a diligent search of the records on file in this office, I find that the name of the following proposed domestic corporation to wit

                        "U-HAUL, CO. OF WESTERN GEORGIA"

is not identical with or confusingly similar to the name of any other existing domestic or domesticated or foreign corporation registered in the records on file in this office or to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore issued and presently effective.

         This certificate is in full force and effective for a period of 4 calendar months from date of issuance. After such period of time, this certificate is void.

                           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 12th day of March, in the year of our Lord One Thousand Nine Hundred and Seventy three and of the Independence of the United States of America the One Hundred and Ninety-Seventh.

                                 /s/ Ben W. Fortson Jr.
[SEAL]                           -----------------------------------------------
                                     Secretary of State, Ex-Officio Corporation
                                     Commissioner of the State of Georgia

                                STATE OF GEORGIA

                         (SEAL OF THE STATE OF GEORGIA)

                          OFFICE OF SECRETARY OF STATE

I, BEN W.. FORTSON, JR., SECRETARY OF STATE OF THE STATE OF GEORGIA, DO HEREBY CERTIFY THAT

The articles of incorporation of U-HAUL CO. OF WESTERN GEORGIA, were duly amended and changed its name to "AMERCO MARKETING CO. OF WESTERN GEORGIA", as set forth in the annexed articles of amendment, dated the 26th day of October, 1970, granted by the Superior Court of Fulton County and filed with the Clerk of that Court on the 27th day of October, 1970, that the original articles of amendment have been duly filed in the office of the Secretary of State and the fees paid therefor, as provided by law.



(SEAL) IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 28th day of October, in the year of our Lord One Thousand Nine Hundred and Seventy and of the Independence of the United States of America the One Hundred and Ninety-Fifth.


                         /s/ BEN W. FORTSON, JR.
                         ----------------------------------------------
                          SECRETARY OF STATE, EX-OFFICIO CORPORATION
                              COMMISSIONER OF THE STATE OF GEORGIA

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                         U-HAUL CO. OF WESTERN GEORGIA


STATE OF GEORGIA )
                 ) ss.
COUNTY OF DEKALB )

         PHIL SCHNEE and IVA SUE SCHNEE being first duly sworn, upon their oath depose and say;

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF WESTERN GEORGIA.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Stone Mountain, Georgia on August 12, 1970, the following resolution was adopted:

                  "RESOLVED: That Article I of the Articles of Incorporation of
                   this corporation be amended to read as follows:

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Stone Mountain, Georgia on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.


                                             /s/ PHILLIP SCHNEE
                                             ---------------------------
                                                 President


(CORPORATE SEAL)


ATTEST:

/s/ IVA SUE SCHNEE
----------------------------
    Secretary


Page 1 of Two Pages

STATE OF GEORGIA )
                 ) ss.
COUNTY OF DEKALB )


         On this 30th day of September, 1970, before me, a Notary Public, personally appeared PHIL SCHNEE and IVA SUE SCHNEE known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                 /s/ MARY EMERSON
                                       -----------------------------------------
                                                   Notary Public


                                       My commission expires
                                                             -------------------

(NOTARIAL SEAL)





Page 2 of Two Pages

                                     ORDER
                                     -----

         It appearing that the foregoing application of U-Haul Co. of Western Georgia to amend its charter in the particulars described therein is within the purview of the law and its further appearing to the Court that the name "Amerco Marketing Co. Of Western Georgia" is not the name of any other existing corporation now registered in the office of the Secretary of State;

         IT IS CONSIDERED, ORDERED AND ADJUDGED that this application to amend the charter of said corporation so as to change its name to

                    AMERCO MARKETING CO. OF WESTERN GEORGIA

         This 26 day of October 1970.


                                              /s/ CLAUDE D. SHAW
                                  ---------------------------------------------
                                  Judge Superior Court Atlanta Judicial Circuit

STATE OF GEORGIA

COUNTY OF FULTON


         I J. W. SIMMONS, Clerk of the Superior Court of Fulton County,
Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of U-HAUL CO. OF WESTERN GEORGIA for Charter for Articles of Amendment, Changing Name to: "AMERCO MARKETING CO. OF WESTERN GEORGIA" and the Order of Court thereon allowing same, all of which appears of file and record in this Office.


(SEAL)                                 Given under my hand and seat of Office,
                                       This the 27th day of Oct., 1970.


                                                /s/  J. W. SIMMONS
                                       ---------------------------------------
                                              CLERK OF SUPERIOR COURT
                                              FULTON COUNTY, GEORGIA

                                STATE OF GEORGIA

                            (STATE OF GEORGIA SEAL)

                          OFFICE OF SECRETARY OF STATE

I, Ben W. Fortson, Jr., Secretary of State of the State of Georgia, do hereby certify that

                        "U-HAUL CO., OF WESTERN GEORGIA"

was on the 23rd day of March, 1970, duly incorporated under the laws of the State of Georgia by the Superior Court of Fulton County for a period of Perpetual years from said date, in accordance with the certified copy hereto attached, and that the original articles of incorporation of said corporation has been duly filed in the office of the Secretary of State and the fees therefor paid, provided by law.


         (SEAL) IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 26th day of March in the year of our Lord One Thousand Nine Hundred and Seventy and of the Independence of the United States of America the One Hundred and Ninety-Fourth.



                                         /s/ BEN W. FORTSON, JR.
                           -----------------------------------------------------
                                SECRETARY OF STATE, EX-OFFICIO CORPORATION
                                   COMMISSIONER OF THE STATE OF GEORGIA

                             PUBLISHER'S AFFIDAVIT

STATE OF GEORGIA,--County of Fulton.

         Before me, the undersigned, a Notary Public, this day personally came Earl Higgins, who, being first duly sworn, according to law, says that he is an Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff's advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Articles of Incorporation to "U-Haul Co. of Western Georgia."


                                                  /s/ EARL HIGGINS
                                          ----------------------------------


Subscribed and sworn to before
me this 23rd day of March, 1970

      /s/ GEORGE C. POPE
--------------------------------
 Notary Public, State at Large.

[ILLEGIBLE]

[ILLEGIBLE]

                                   DUPLICATE

                                STATE OF GEORGIA

                          OFFICE OF SECRETARY OF STATE

I, Ben W. Fortson, Jr., Secretary of State of the State of Georgia, do hereby certify that

                        "U-HAUL CO. OF WESTERN GEORGIA"

was on the 23rd day of March, 1970, duly incorporated under the laws of the State of Georgia by the Superior Court of Fulton County for a period of Perpetual years from said date, in accordance with the certified copy hereto attached, and that the original articles of incorporation of said corporation has been duly filed in the office of the [ILLEGIBLE]

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 26th day of March in the year of our Lord One Thousand Nine Hundred and Seventy and of the Independence of the United States of America the One Hundred and Ninety-Fourth.

                                     /s/ Ben W. Fortson. Jr.
                                     ---------------------------------------
                                     SECRETARY OF STATE, Ex-OFFICIO CORPORATION
                                     COMMISSIONER OF THE STATE OF GEORGIA.

                           ARTICLES OF INCORPORATION

                                       of

                         U-HAUL CO. OF WESTERN GEORGIA

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Georgia.

                                   ARTICLE I

         The name of the corporation is U-HAUL CO. OF WESTERN GEORGIA.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles, and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Georgia upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Georgia.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are two thousand five hundred (2,500) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Twenty Five Thousand ($25,000.00) Dollars.

                                   ARTICLE V

         The corporation will not commence business until the consideration

Page one of two pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o. The C.T. Corporation System, First National Bank Tower, Atlanta, Georgia 30303, and the name of the registered agent at said address is The C. T. Corporation System.

                                  ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

              Phil J. Schnee                  1640 Roadhaven Drive
                                              Stone Mountain, Georgia 30083

              Ken Holland                     1640 Roadhaven Drive
                                              Stone Mountain, Georgia 30083

              William Martin                  1640 Roadhaven Drive
                                              Stone Mountain, Georgia 30083

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

              David L. Helsten                2727 North Central Avenue
                                              Phoenix, Arizona 85004

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1970.

                                         /s/ DAVID L. HELSTEN
                                         -------------------------------------
                                         David L. Helsten

STATE OF ARIZONA          )
                          )  ss:
COUNTY OF MARICOPA        )

         On this 12th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 12th day of February, 1970.

                                        /s/ Helen H. Delamater
                                        ---------------------------------------
                                        Helen H. Delamater
                                        Notary Public for the State of Arizona
                                        Residing at Tempe, Arizona
(NOTARIAL SEAL)                         My Commission expires August 13, 1972

Page two of two pages

STATE OF GEORGIA

COUNTY OF FULTON

                                     ORDER

         The application of the within named incorporators to be incorporated under the name of U-HAUL CO. OF WESTERN GEORGIA, read and considered; it appearing that said application is within the purview and intention of the laws applicable thereto and that all said laws have been fully complied with, including the presentation of the certificate from the Secretary of State as required by law;

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED that said application be, and the same is hereby granted, and the incorporator is hereby granted the issuance of a corporate charter under the name and style of U-HAUL CO. OF WESTERN GEORGIA with no limitation as to period of duration, and with all rights, powers, privileges and immunities mentioned in said application and with such additional rights, powers, privileges and immunities that are provided by the laws of Georgia as they now exist or may hereafter exist.

         This the 23rd day of March, 1970.


                                                    /s/ CHARLES R. WOFFORD
                                                --------------------------------
                                                Judge, Superior Courts
                                                Atlanta Judicial Circuit

                             PUBLISHER'S AFFIDAVIT

STATE OF GEORGIA--County of Fulton.

         Before me, the undersigned a Notary Public, this day personally came Earl Higgins, who, being first duly sworn, according to law says that he is an Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff's advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to Ga. Business Corporation Code of the granting of Article of Incorporation [ILLEGIBLE] U-Haul Co. of Western Georgia

[ILLEGIBLE]

Subscribed and sworn to before me this 23rd day of March, 1970

/s/ George C. Pope

                       Notary Public, State at Large.

                                State of Georgia

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE
[ILLEGIBLE]

                        "U-HAUL CO. OF WESTERN GEORGIA"

is not identical with or confusingly similar to the name of any other existing domestic or domesticated or foreign corporation registered in the records on file in this office or to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore issued and

[ILLEGIBLE]

(SEAL)

                                    In TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capital, [ILLEGIBLE] the City of Atlanta [ILLEGIBLE] 9th day of February in the year of our [ILLEGIBLE] One Thousand Nine Hundred and Seventy and of the Independence of the United States of America the One Hundred and Ninety-fourth.

                                      /s/ [ILLEGIBLE]
                                      -----------------------------------------
                                      Secretary of State, Ex-Officio Corporation
                                      Commissioner of the State of Georgia.

                                   DUPLICATE

                                State of Georgia

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE
[ILLEGIBLE]

                        "U-HAUL CO. OF WESTERN GEORGIA"

is not identical with or confusingly similar to the name of any other existing domestic or domesticated or foreign corporation registered in the records on file in this office or to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore issued and

[ILLEGIBLE]

(SEAL)

                                    In TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capital, [ILLEGIBLE] the City of Atlanta this 9th day of February in the year of our [ILLEGIBLE] One Thousand Nine Hundred and Seventy and of the Independence of the United States of America the One Hundred and Ninety-fourth.

                                      /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Secretary of State, Ex-Officio Corporation
                                      Commissioner of the State of Georgia.

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Georgia

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Georgia.

2. The name of the corporation to which this consent is given and which [ILLEGIBLE] about to be organized under the laws of this State is:

         U-HAUL CO. of Western Georgia.

         IN WITNESS WHEREOF, this corporation has caused this consent to be [ILLEGIBLE] this 4th day of February, 1970.

                                               U-HAUL CO.

                                               By: /s/ Ralph C. Shivers
                                                   -----------------------------
                                                    Ralph C. Shivers, President

STATE OF ARIZONA

[ILLEGIBLE]

         Before me, a Notary Public, personally appeared Ralph C. Shivers, known to [ILLEGIBLE] to be the person who executed the foregoing [ILLEGIBLE] and acknowledged that he executed [ILLEGIBLE] therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 4th day of February, 1970.

                                           [ILLEGIBLE]
                                           -----------------------------
                                           Notary Public

                                           My Commission Expires Aug. 13, 1972

STATE OF GEORGIA

COUNTY OF FULTON

         I BARBARA J. PRICE, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of AMERCO MARKETING COMPANY OF WESTERN GEORGIA for ARTICLES OF AMENDMENT: CHANGING NAME TO:

U-HAUL CO. OF WESTERN GEORGIA

and the Order of Court thereon allowing same, all of which appears of file and record in this Office.

                  Given under my hand and seal of Office.

                  This the 9th day of MAY, 1973.

                                /s/ [ILLEGIBLE]
                                -------------------------
                                CLERK OF SUPERIOR COURT
(SEAL)                          FULTON COUNTY, GEORGIA